Putnam
California
Investment Grade
Municipal Trust

ANNUAL REPORT

April 30, 1998

[LOGO: BOSTON * LONDON * TOKYO]

Fund highlights

* "The state's A1* general obligation rating is a product of the state's credit strengths, especially its robust economy. The economic recovery is now well established and broad based with the state outpacing the United States and well positioned for further expansion."

                            -- Moody's Investors Service,
                               Municipal Credit Research, March 9, 1998

   CONTENTS

 4 Report from Putnam Management

 8 Fund performance summary

12 Portfolio holdings

15 Financial statements

* The modifier 1 indicates that the issue ranks in the higher end of its generic rating category.



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

The fragility of market rallies was clearly demonstrated once again as Putnam California Investment Grade Municipal Trust approached the end of fiscal 1998. The suggestion that the Federal Reserve Board might be assuming a more cautious stance on inflation was enough to stop the bond market's most recent advance in its tracks.

One consequence of this turnabout was a slight erosion in total return for the period. Fund Manager William Reeves considers the development merely a minor setback; he remains confident that the fundamentals of strong demand and attractive value will remain in place.

In this volatile environment, William continues to focus on maintaining a high level of current tax-free income, consistent with capital preservation. In the following report, he discusses his strategy during the 12 months ended
April 30, 1998, and looks at prospects for the new fiscal year.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
June 17, 1998



Report from the Fund Manager
William H. Reeves

Riding a wave of economic and fiscal strength, California bond investors enjoyed ongoing credit improvement and continuing demand for the state's debt over the past 12 months. Putnam California Investment Grade Municipal Trust's performance reflected this healthy environment. With a heavy accent on income, your fund employed disciplined strategies that emphasized long-term total return potential and minimized interest-rate risk. For the 12 months ended April 30, 1998, your fund's shares produced a total return of 10.02% at net asset value (7.71% at market price). Performance details for longer periods can be found on page 8.

* FAVORABLE TRENDS LIFT CALIFORNIA MUNICIPAL BOND PRICES

The U.S. interest-rate environment provided a friendly backdrop for California municipal bondholders. With inflation remaining low despite the eighth year of an economic expansion, investors have become increasingly confident that additional price pressures would remain limited longer over the term. Interest rates reached historically low levels and moved within a narrow range during the fiscal year. The development of the Asian crisis also kept interest rates extraordinarily low as the Federal Reserve Board cautiously evaluated the worldwide effects of the crisis and its potential to offset growth and inflationary pressures in the U.S. economy.

In California, economic growth outpaced that of the nation. The state's financial operations thrived as tax revenues poured into state and local treasuries. While the Asian situation dampened the state's economy, the effects thus far have been minimal and have been offset largely by benefits associated with the North American Free Trade Agreement (NAFTA). Employment has remained strong -- the number of California jobs has surpassed levels reached prior to the state's recession in the early 1990s. Employment in the aerospace industry is back to an all-time high and other sectors such as entertainment, construction, high technology, and agriculture continue to improve. The state's solid economic and fiscal fundamentals boosted municipal bond prices and supported demand.

* STRATEGY SEEKS HIGH INCOME WHILE CONTROLLING RISK

The same low interest-rate environment that has been favorable for municipal bond prices has added to the challenge of building an attractive and durable level of portfolio income. Our investment strategy focused on meeting this challenge while both limiting interest-rate risk and enhancing price stability. We emphasized relative value, credit selection, and leveraging techniques. Also, whenever possible, we invested in bonds with long call dates, thereby securing the income stream for the longest period available before the bond would be eligible to be called away by its issuer.

With nearly 75% of its assets invested in securities rated Aaa or Aa, the fund has maintained an extremely high level of quality. The yields of lower-rated bonds continued to creep closer to those of their higher-rated counterparts, a trend known as spread compression, so that in our opinion higher-rated securities offered the most attractive relative value. In addition to reinforcing credit quality, these securities enhanced the fund's price stability.

[GRAPHIC OMITTED: TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Utilities              18.1%

Water and sewerage     13.3%

Education              12.8%

Health care            11.0%

Housing                10.5%

Footnote reads:
* Based on net assets as of 4/30/98. Holdings will vary over time.

In an exception to this trend, we discovered value in a lower-rated bond issued by the city of Vallejo for Marine World Foundation. Marine World Foundation was one of the top-performing securities in the portfolio over the past 12 months. Providing an attractive income stream -- the coupon is 7.00% -- the bond's price appreciation has reflected both credit-driven opportunity and the benefits of spread compression.

The Marine World Foundation bonds reflect the opportunities for attractive gains that exist in all interest-rate environments and show how extensive research capabilities enable us to identify such potential. When our research team first learned of this project, uncertainties regarding the development of management had driven some investors away from participation. Our analysts investigated further and became confident that plans would proceed as expected. We invested in the project. Later the project's new management team injected a substantial amount of equity for Marine World Foundation to undergo extensive improvements and expansion. Investors pushed the price of Marine World Foundation's bonds higher in recognition of the project's improved finances and the demand for its attractive yield.

Your fund continues to make judicious use of structured derivative securities to increase income. Specifically we selected inverse floaters, variable-rate bonds whose coupons move in the opposite direction of short-term interest rates. These bonds are carefully analyzed and their performance is continually monitored.

* BRIGHT HORIZON FOR CALIFORNIA BOND INVESTORS

We expect economic and fiscal trends to remain favorable for California municipal bond investors. The state's strong economy and employment growth seem likely to continue, generating appreciable income and considerable demand for the state's tax-exempt bonds. We also anticipate a reduction in supply which should help support prices as we head further into 1998. During the year's first quarter, typically a slow period for new supply, California bond issuance rose to $8 billion, as municipalities accelerated financings to take advantage of low interest rates.

In addition to a positive fundamental and technical outlook, we believe that municipal bonds currently offer attractive value. The heavy supply that existed in the year's first quarter drove the yields of Aaa-insured municipal bonds to 90% of those of U.S. Treasuries with comparable maturities. Since municipal bonds typically yield 84% of their taxable counterparts, these levels make municipal bonds extremely cheap, in our opinion. Their relative value increases further because of their currently high real rate of return. The real rate of return is the return to the investor after inflation is removed; the low level of inflation has enabled real rates to remain high.

[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Northern CA Pwr. Agcy. Multi. Cap. Fac. IFB, MBIA,
9.04s, 8/1/25

Santa Clara Cnty. Fin. Auth. Lease Rev. Bonds
(VMC Fac. Replacement), Ser. A, AMBAC,
6 7/8s, 11/15/14

Sacramento, Muni. Util. Dist. Elec. Rev. Bonds, FGIC,
6.3s, 8/15/18

Vallejo, COP (Marine World Foundation),
7s, 2/1/17

Orange Cnty., Pub. Fin. Auth. Waste Mgt. Syst. Rev. Bonds, AMBAC,
5 3/4s, 12/1/10

Anaheim, Pub. Fin. Auth. Lease Rev. Bonds (Pub. Impts.),
Ser. C, FSA,
6s, 9/1/16

CA Edl. Fac. Auth. Rev. Bonds (U. of San Francisco),
6.4s, 10/1/17

Victor, Elementry School Dist. COP
(School Construction Refinancing), MBIA,
6.45s, 5/1/18

Rancho, Wtr. Dist. Fin. Auth. IFB, AMBAC,
8.894s, 8/17/21

CA Poll. Control Fin. Auth. Rev. Bonds
(Southern CA Edison Co.), AMBAC,
6s, 7/1/07

* These holdings represent 55.4% of the fund's net assets as of 4/30/98.

We believe in the value that an income-oriented investment can provide to a well-rounded investment portfolio and the rewards that municipal bonds can bring to the long-term investor. In our opinion, every market environment creates its own unique opportunity. Through thorough market and portfolio analysis along with astute credit selection, we believe your fund can continue to generate attractive levels of income and long-term total return.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 4/30/98, there is no guarantee the fund will continue to hold these securities in the future.



Performance summary

Performance should always be considered in light of a fund's investment strategy. Putnam California Investment Grade Municipal Trust is designed for investors seeking high current income free from federal and state income tax, consistent with preservation of capital.

TOTAL RETURN FOR PERIODS ENDED 4/30/98
(common shares)

                                             Lehman Bros.
                                    Market    Municipal       Consumer
                             NAV    price    Bond Index      Price Index
------------------------------------------------------------------------------
1 year                      10.02%   7.71%      9.30%           1.44%
------------------------------------------------------------------------------
5 years                     42.96   44.18      37.14           12.85
Annual average               7.41    7.59       6.52            2.45
------------------------------------------------------------------------------
Life of fund (11/27/92)     57.40   45.97      32.79           12.82
Annual average               8.73    7.23       6.64            2.77
------------------------------------------------------------------------------

TOTAL RETURN FOR PERIODS ENDED 3/31/98
(most recent calendar quarter)
(common shares)

                                                                   Market
                                                     NAV           Price
------------------------------------------------------------------------------
1 year                                              11.89%          11.30%
------------------------------------------------------------------------------
5 years                                             45.86           48.98
Annual average                                       7.84            8.30
------------------------------------------------------------------------------
Life of fund (11/27/92)                             58.61           50.06
Annual average                                       9.02            7.90
------------------------------------------------------------------------------

Performance data represent past results and do not reflect future performance. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value, and market price will fluctuate so that an investor's shares when sold may be worth more or less than their original cost.

PRICE AND DISTRIBUTION INFORMATION
12 months ended 4/30/98
------------------------------------------------------------------------------
Distributions (common shares)
------------------------------------------------------------------------------
Number                               12
------------------------------------------------------------------------------
Income                             $0.8486
------------------------------------------------------------------------------
Capital gains1
------------------------------------------------------------------------------
Long-term                           0.0388
------------------------------------------------------------------------------
Short-term                          0.0326
------------------------------------------------------------------------------
Total                              $0.9200
------------------------------------------------------------------------------
Preferred shares Series A        (320 shares)
------------------------------------------------------------------------------
Income                             $1818.55
------------------------------------------------------------------------------
Capital gains                        126.71
------------------------------------------------------------------------------
Total                              $1945.26
------------------------------------------------------------------------------
Share value
(common shares) :            NAV         Market price
------------------------------------------------------------------------------
4/30/97                    $14.80          $15.00
------------------------------------------------------------------------------
4/30/98                     15.37           15.25
------------------------------------------------------------------------------
Current return
(common shares):             NAV         Market price
------------------------------------------------------------------------------
End of period
------------------------------------------------------------------------------
Current dividend rate2       5.66%           5.70%
------------------------------------------------------------------------------
Taxable equivalent3         10.33           10.41
------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2 Income portion of most recent distribution, annualized and divided by NAV or market price at end of period.

3 Assumes maximum 45.22% combined federal and state tax rate. Results for investors subject to lower tax rates would not be as advantageous.

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities and the net assets allocated to remarketed preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one common share of the fund. Market prices are set by transactions between buyers and sellers on the American Stock Exchange.

COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions, taxes or other costs, may include bonds different from those in the fund, and may pose different risks than the fund. The index assumes reinvestment of all distributions and interest payments. It is not possible to invest directly in an index.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.



Report of independent accountants

To the Trustees and Shareholders of
Putnam California Investment Grade Municipal Trust

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments owned (except for bond ratings) and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam California Investment Grade Municipal Trust (the "fund") at April 30, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at April 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
June 9, 1998




Portfolio of investments owned
April 30, 1998

Key to Abbreviations
AMBAC       - AMBAC Indemnity Corporation
COP         - Certificate of Participation
FGIC        - Financial Guaranty Insurance Company
FNMA Coll.  - Federal National Mortgage Association Collateralized
FSA         - Financial Security Assurance
GNMA Coll.  - Government National Mortgage Association Collateralized
IFB         - Inverse Floating Rate Bonds
MBIA        - Municipal Bond Investors Assurance Corporation


MUNICIPAL BONDS AND NOTES  (98.2%)(a)
PRINCIPAL AMOUNT                                                     RATINGS(RAT)            VALUE

California (98.2%)
--------------------------------------------------------------------------------------------------
            Anaheim, Pub. Fin. Auth. Lease Rev. Bonds
              (Pub. Impts.)
$4,200,000    Ser. C, FSA, 6s, 9/1/16                                  Aaa              $4,635,750
 3,200,000    Ser. A, FSA, 5s, 9/1/27                                  Aaa               3,052,000
 3,000,000  Berkeley, Hlth. Fac. Rev. Bonds
              (Alta Bates Med. Ctr.), Ser. A, 6.55s, 12/1/22           A+                3,318,750
 1,500,000  Big Bear Lake Wtr. Rev. Bonds, MBIA, 6s, 4/1/22            Aaa               1,659,375
 3,600,000  CA Edl. Fac. Auth. Rev. Bonds
              (U. of San Francisco), 6.4s, 10/1/17                     AAA               3,960,000
 3,000,000  CA Hlth. Fac. Fin. Auth. Rev. Bonds
              (Henry Mayo Newhall), Ser. A, 8s, 10/1/18                A+                3,105,930
            CA Hsg. Fin. Agcy. Home Mtge. Rev. Bonds
 2,715,000    Ser. C, 8.3s, 8/1/19                                     Aa2               2,778,612
 2,760,000    Ser. A, 7 3/4s, 8/1/17                                   Aa2               2,877,300
 3,575,000  CA Poll. Control Fin. Auth. Rev. Bonds
              (Southern CA Edison Co.), AMBAC, 6s, 7/1/07              Aaa               3,740,343
 2,000,000  CA State Dept. Wtr. Resources IFB
              (Central Valley), 9.47s, 12/1/12
              (acquired 11/27/92, cost $2,198,104) (RES)               Aa2               2,927,500
 2,000,000  CA State Pub. Wks. Board Lease Rev. Bonds
              (Dept. of Corrections Monterey Cnty. Sole),
              Ser. A, 7s, 11/1/19                                      AAA               2,320,000

 3,150,000  Irvine Ranch, Wtr. Dist. Jt. Pwr. Agcy. Rev. Bonds
              (Issue II), FNMA Coll., 8 1/4s, 8/15/23                  A+                3,184,808
 3,120,000  Los Angeles, Multi-Fam. Rev. Bonds (Mission
              Plaza Apts.), Ser. A, GNMA Coll., 7.8s, 1/20/35          AAA               3,412,500
 5,500,000  Northern CA Pwr. Agcy. Multi. Cap. Fac. IFB,
              MBIA, 9.04s, 8/1/25                                      Aaa               6,517,500
 2,000,000  Orange Cnty., Pub. Fac. Corp. COP
              (Solid Waste Management), 7 7/8s, 12/1/13                Baa               2,085,920
 4,950,000  Orange Cnty., Pub. Fin. Auth. Waste Mgt. Syst.
              Rev. Bonds, AMBAC, 5 3/4s, 12/1/10                       Aaa               5,296,500
 3,250,000  Rancho, Wtr. Dist. Fin. Auth. IFB, AMBAC,
              8.894s, 8/17/21                                          AAA               3,802,500
 5,000,000  Sacramento, Muni. Util. Dist. Elec. Rev. Bonds,
              FGIC, 6.3s, 8/15/18                                      Aaa               5,418,750
 4,750,000  Santa Clara Cnty. Fin. Auth. Lease Rev. Bonds
              (VMC Fac. Replacement), Ser. A, AMBAC,
              6 7/8s, 11/15/14 (SEG)                                   Aaa               5,480,313
 3,000,000  U. of CA Hosp. Rev. Bonds (U. of CA, Med. Ctr.),
              AMBAC, 5 3/4s, 7/1/15                                    Aaa               3,157,500
 5,000,000  Vallejo, COP (Marine World Foundation),
              7s, 2/1/17                                               BB+/P             5,375,000
 3,345,000  Victor, Elementry School Dist. COP (School
              Construction Refinancing), MBIA, 6.45s, 5/1/18           Aaa               3,876,019
            West Contra Costa U. School Dist. COP
 1,860,000    7 1/8s, 1/1/24                                           BBB+              2,018,100
 1,140,000    6 7/8s, 1/1/09                                           BBB+              1,238,325
--------------------------------------------------------------------------------------------------
            Total Investments (cost $78,998,094) (b)                                   $85,239,295
--------------------------------------------------------------------------------------------------

(a)   Percentages indicated are based on net assets of $86,818,489.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at April 30, 1998 for the securities listed.  Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at April 30, 1998.  Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Report of independent accountants.

      The table below shows the percentage of the fund's investment on April 30, 1998 in securities assigned to various rating categories by Moody's and Standard and Poor's and in unrated securities determined by
      Putnam Management to be of comparable quality.

                                                    Unrated Securities
                    Rated securities as a         of comparable quality,
                    percentage of fund's        as a percentage of fund's
      Rating            net assets                      net assets

      AAA/Aaa              64.8%                            --

      AA/Aa                 9.9                             --

      A/A                  11.1                             --

      BBB/Baa               6.2                             --

      BB/Ba                  --                            6.2%
                          -----                          -----
                           92.0%                           6.2%

(b)   The aggregate identified cost on a tax basis is $78,998,094, resulting in gross unrealized appreciation and depreciation of $6,705,527 and $464,326, respectively, or net unrealized appreciation of $6,241,201.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at April 30, 1998 was $2,927,500 or 3.4% of net assets.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at April 30, 1998.

      The rates shown on Inverse Floating Rate Bonds (IFB), which are securities paying interest rates that vary inversely to changes in the market interest rates, are the current interest rates at April 30, 1998.

      The fund had the following industry group concentrations greater than 10% at April 30, 1998
      (as a percentage of net assets):

      Utilities            18.1%
      Water & sewerage     13.3
      Education            12.8
      Health care          11.0
      Housing              10.5

      The fund had the following insurance concentrations greater than 10% at April 30, 1998
      (as a percentage of net assets):

      AMBAC                24.7%
      MBIA                 13.9


---------------------------------------------------------------------------
Futures Contracts Outstanding at April 30, 1998

                               Aggregate Face    Expiration   Unrealized
                Total Value        Value            Date     Appreciation
---------------------------------------------------------------------------
Municipal Index
Future (Long)   $1,573,813       $1,567,719        Jun-98     $6,094
---------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
April 30, 1998

Assets
---------------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $78,998,094) (Note 1)                                                  $85,239,295
---------------------------------------------------------------------------------------------------
Cash                                                                                        753,460
---------------------------------------------------------------------------------------------------
Interest receivable                                                                       1,385,714
---------------------------------------------------------------------------------------------------
Receivable for variation margin                                                              17,469
---------------------------------------------------------------------------------------------------
Total assets                                                                             87,395,938

Liabilities
---------------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                       376,951
---------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                                151,491
---------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                      685
---------------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                                 7,212
---------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                    350
---------------------------------------------------------------------------------------------------
Other accrued expenses                                                                       40,760
---------------------------------------------------------------------------------------------------
Total liabilities                                                                           577,449
---------------------------------------------------------------------------------------------------
Net assets                                                                              $86,818,489

Represented by
---------------------------------------------------------------------------------------------------
Remarketed preferred shares (320 shares issued and
outstanding at $50,000 per share) (Note 4)                                              $16,000,000
---------------------------------------------------------------------------------------------------
Paid-in capital -- common shares
(unlimited shares authorized) (Note 1)                                                   64,107,285
---------------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                                367,840
---------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments (Note 1)                                        96,069
---------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                                6,247,295
---------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                              $86,818,489

Computation of net asset value
---------------------------------------------------------------------------------------------------
Series A remarketed preferred shares                                                    $16,000,000
---------------------------------------------------------------------------------------------------
Cumulative undeclared dividends on remarketed preferred shares                               14,381
---------------------------------------------------------------------------------------------------
Net assets allocated to remarketed preferred shares --
liquidation preference                                                                  $16,014,381
---------------------------------------------------------------------------------------------------
Net assets available to common shares                                                   $70,804,108
---------------------------------------------------------------------------------------------------
Net asset value per common share
($70,804,108 divided by 4,607,092 shares)                                                    $15.37
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.






Statement of operations
Year ended April 30, 1998

Tax exempt interest income:                                                             $5,453,284
--------------------------------------------------------------------------------------------------

Expenses:
--------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                           608,968
--------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                              86,300
--------------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                            9,778
--------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                             4,263
--------------------------------------------------------------------------------------------------
Amortization of organization expense (Note 1)                                                  120
--------------------------------------------------------------------------------------------------
Reports to shareholders                                                                     10,750
--------------------------------------------------------------------------------------------------
Auditing                                                                                    53,945
--------------------------------------------------------------------------------------------------
Legal                                                                                       10,224
--------------------------------------------------------------------------------------------------
Postage                                                                                      3,058
--------------------------------------------------------------------------------------------------
Exchange listing fees                                                                        4,667
--------------------------------------------------------------------------------------------------
Preferred share remarketing agent fees                                                      50,444
--------------------------------------------------------------------------------------------------
Other                                                                                        2,365
--------------------------------------------------------------------------------------------------
Total expenses                                                                             844,882
--------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                 (50,353)
--------------------------------------------------------------------------------------------------
Net expenses                                                                               794,529
--------------------------------------------------------------------------------------------------
Net investment income                                                                    4,658,755
--------------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                           552,854
--------------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                            (31,018)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and futures during the year                   2,293,884
--------------------------------------------------------------------------------------------------
Net gain on investments                                                                  2,815,720
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                    $7,474,475
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets

                                                                                           Year ended April 30
                                                                                  --------------------------------
                                                                                           1998               1997
---------------------------------------------------------------------------------------------------------------------

Increase in net assets
---------------------------------------------------------------------------------------------------------------------
Operations:
---------------------------------------------------------------------------------------------------------------------
Net investment income                                                                   $4,658,755         $4,862,731
---------------------------------------------------------------------------------------------------------------------
Net realized gain on investments                                                           521,836            236,300
---------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                               2,293,884            890,339
---------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                     7,474,475          5,989,370
---------------------------------------------------------------------------------------------------------------------
Distributions to remarketed preferred shareholders:
---------------------------------------------------------------------------------------------------------------------
From net investment income                                                                (581,935)          (550,902)
---------------------------------------------------------------------------------------------------------------------
From net realized gains                                                                    (40,548)           (13,379)
---------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations applicable to common shareholders (excluding cumulative undeclared
dividends on remarketed preferred shares of $14,381
and $42,253, respectively)                                                               6,851,992          5,425,089
---------------------------------------------------------------------------------------------------------------------
Distributions to common shareholders:
---------------------------------------------------------------------------------------------------------------------
From net investment income                                                              (3,909,205)        (4,183,999)
---------------------------------------------------------------------------------------------------------------------
From net realized gains                                                                   (328,940)          (100,243)
---------------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                             2,613,847          1,140,847

Net assets
---------------------------------------------------------------------------------------------------------------------
Beginning of year                                                                      $84,204,642        $83,063,795
---------------------------------------------------------------------------------------------------------------------
End of year (including undistributed net
investment income of $367,840 and
$200,225, respectively)                                                                 86,818,489         84,204,642

Number of fund shares
---------------------------------------------------------------------------------------------------------------------
Common shares outstanding at beginning and end of year                                   4,607,092          4,607,092
---------------------------------------------------------------------------------------------------------------------
Remarketed preferred shares outstanding
at beginning and end of year                                                                   320                320
---------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)
----------------------------------------------------------------------------------------------------------------------

Per-share
operating performance                                                          Year ended April 30
----------------------------------------------------------------------------------------------------------------------
                                          1998             1997             1996             1995             1994
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period
(common shares)                          $14.80           $14.55           $14.16           $14.49           $15.12
----------------------------------------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------------------------------------
Net investment income                      1.01             1.06             1.04             1.04             1.03
----------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                  .61              .24              .41             (.15)            (.40)
----------------------------------------------------------------------------------------------------------------------
Total from investment operations           1.62             1.30             1.45              .89              .63
----------------------------------------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------------------------------------
From net investment income
----------------------------------------------------------------------------------------------------------------------
To preferred shareholders                  (.12)            (.12)            (.13)            (.12)            (.12)
----------------------------------------------------------------------------------------------------------------------
To common shareholders                     (.85)            (.91)            (.93)            (.95)            (.93)
----------------------------------------------------------------------------------------------------------------------
From net realized gain on investments
----------------------------------------------------------------------------------------------------------------------
To preferred shareholders                  (.01)              --(e)            --             (.01)            (.02)
----------------------------------------------------------------------------------------------------------------------
To common shareholders                     (.07)            (.02)              --             (.12)            (.18)
----------------------------------------------------------------------------------------------------------------------
In excess of net realized
gain to common shareholders
----------------------------------------------------------------------------------------------------------------------
To preferred shareholders                    --               --               --               --(e)            --
----------------------------------------------------------------------------------------------------------------------
To common shareholders                       --               --               --             (.02)              --
----------------------------------------------------------------------------------------------------------------------
Total distributions                       (1.05)           (1.05)           (1.06)           (1.22)           (1.25)
----------------------------------------------------------------------------------------------------------------------
Preferred share offering costs               --               --               --               --             (.01)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period
(common shares)                          $15.37           $14.80           $14.55           $14.16           $14.49
----------------------------------------------------------------------------------------------------------------------
Market price, end of period
(common shares)                          $15.25           $15.00           $14.38           $13.63           $13.88
----------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------------------------------------
Total investment return at
market value (common shares) (%)(a)        7.71            11.02            12.68             6.67              .31
----------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(total fund) (in thousands)             $86,818          $84,205          $83,064          $81,269          $82,813
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)(c)               1.19             1.23             1.26             1.20             1.07
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(b)               5.80             6.28             6.11             6.52             5.84
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)               25.26            35.98           125.01           101.23            54.06
----------------------------------------------------------------------------------------------------------------------

(a) Total investment return assumes dividend reinvestment.

(b) Ratio reflects net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

(c) The ratio of expenses to average net assets for the year ended April 30, 1996 and thereafter includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts. (Note 2)

(e) Distributions amounted to less than $0.01 per share.




Notes to financial statements
April 30, 1998

Note 1
Significant accounting policies

Putnam California Investment Grade Municipal Trust (the "fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The fund's investment objective is to seek high current income exempt from federal income tax and California personal income tax. The fund intends to achieve its objective by investing in investment grade municipal securities constituting a portfolio Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc. believes to be consistent with preservation of capital.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. The fair value of restricted securities is determined by Putnam Management following procedures approved by the Trustees, and such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

E) Distributions to shareholders Distributions to common and preferred shareholders are recorded by the fund on the ex-dividend date. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a 28 day period. The applicable dividend rate for the remarketed preferred shares on April 30, 1998 was 3.50%. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary differences of dividends payable, and unrealized gains and losses on certain futures contracts, and straddle loss deferrals. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended April 30, 1998, the fund had no such reclassifications.

F) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding.

G) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discounts on original issue discount bonds are accreted according to the yield-to-maturity basis.

H) Unamortized organization expenses Expenses incurred by the fund in connection with its organization, its registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares were $12,024. These expenses have been fully amortized over a five-year period, as of April 30, 1998.

Note 2
Management fee, administrative services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of the average net asset value of the fund, 0.60% of the next $500 million, 0.55% of the next $500 million, and 0.50% thereafter.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund's gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than .70% of the liquidation preference of the remarketed preferred shares outstanding during the period).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended April 30, 1998, fund expenses were reduced by $50,353 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $400 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchase and sales of securities

During the year ended April 30, 1998, purchases and sales of investment securities other than short-term investments aggregated $21,412,556 and $21,145,053, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Remarketed preferred shares

The Series A shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $50,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it will be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period. Total additional dividends for the fiscal year ended April 30, 1998 were $30,476.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under terms of the remarketed preferred shares and the shares' rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At April 30, 1998, no such restrictions have been placed on the fund.



Federal tax information

The fund has designated 100% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

Pursuant to section 852 of the Internal Revenue Code, as amended the Fund hereby designates $162,695 as capital gain, which includes $87,489 as 20% capital gain, for its taxable year ended April 30, 1998.

The Form 1099 you receive in January 1999 will show the tax status of all distributions paid to your account in calendar 1998.



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

William J. Curtin
Vice President

Jerome J. Jacobs
Vice President

Blake E. Anderson
Vice President

William H. Reeves
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time, or visit our website (www.putnaminv.com) any time for up-to-date information about the fund's NAV.



[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

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42872-184                 6/98